                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



                       Date of Report: November 20, 1998



                                XTRA Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                           1-7654                         06-0954158
--------------------------------------------------------------------------------
State of incorporation             (Commission                     (IRS Employer
of organization                    File Number)              Identification No.)


60 State Street, Boston, MA                                                02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                                Zip Code


Registrant's telephone number including area code:  (617) 367-5000
--------------------------------------------------------------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------


On November 13, 1998, XTRA Corporation issued a press release disclosing certain financial information for the fourth fiscal quarter ended September 30, 1998, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
           (Millions of dollars except per share and share amounts)

                                                                  Three Months Ended         Twelve Months Ended
                                                                    September 30,               September 30,
                                                                 1998           1997           1998          1997
                                                             ------------   ------------  -------------  ------------
Revenues                                                          $  119         $  117         $  461        $  435

Operating expenses
     Depreciation on rental equipment                                 38             40            151           149
     Rental equipment operating expense                               24             28            108           109
     Selling and administrative expense                               11             11             43            43
                                                             ------------   ------------  -------------  ------------
                                                                      73             79            302           301
                                                             ------------   ------------  -------------  ------------

          Operating income                                            46             38            159           134

Interest expense                                                      14             16             58            63
Foreign exchange loss                                                  1              -              2             -
                                                             ------------   ------------  -------------  ------------

          Income before provision for income taxes                    31             22             99            71

Provision for income taxes                                            12              9             39            28
                                                             ------------   ------------  -------------  ------------

         Net income                                               $   19         $   13         $   60        $   43
                                                             ============   ============  =============  ============


Basic earnings per share                                          $ 1.20         $ 0.89         $ 3.90        $ 2.79
Weighted average basic shares outstanding (in millions)             15.4           15.3           15.3          15.3

Diluted earnings per share                                        $ 1.20         $ 0.89         $ 3.88        $ 2.78
Weighted average diluted shares outstanding (in millions)           15.4           15.3           15.4          15.3

                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)

                                                    September 30,        September 30,
                                                         1998                1997
                                                    -------------        -------------
Assets

   Property and Equipment, net                          $ 1,452              $ 1,454

   Receivables, net                                         105                  108

   Other Assets                                              17                   23
                                                    -------------        -------------

        Total Assets                                    $ 1,574              $ 1,585
                                                    =============        =============



Liabilities and Stockholders' Equity

Liabilities

   Debt                                                 $   802              $   892

   Deferred Income Taxes                                    287                  252

   Other Liabilities                                         77                   81

Stockholders' Equity                                        408                  360
                                                    -------------        -------------

        Total Liabilities & Stockholders' Equity        $ 1,574              $ 1,585
                                                    =============        =============

Net Debt Outstanding                                    $   799              $   888
                                                    =============        =============

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)

                                                                             Twelve Months
                                                                          Ended September 30,
                                                                         1998             1997
                                                                       --------         --------
Cash Provided from Operations                                            $ 293            $ 269


Cash Used for Investment Activities                                       (199)            (249)


Cash Used for Financing Activities                                          (5)             (24)
                                                                       --------         --------


(Increase)/Decrease in Net Debt Outstanding
    (Debt - Cash)                                                        $  89            $  (4)
                                                                       ========         ========

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     XTRA CORPORATION
                                           -------------------------------------
                                                       (Registrant)



Date:           November 20, 1998                  /s/ Michael J. Soja
      -----------------------------------  -------------------------------------
                                                       Michael J. Soja
                                                       Vice President and
                                                       Chief Financial Officer